UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ANALOGIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

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As previously disclosed, on April 10, 2018, Analogic Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ANLG Holding Company, Inc. (“Parent”) and AC Merger Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are owned by funds affiliated with Altaris Capital Partners, LLC. The Company is filing this communication to provide certain updates in respect of the Merger. The following information should be read in conjunction with the definitive proxy statement relating to the Merger, filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 16, 2018, which should be read in its entirety.

Litigation Relating to the Merger

On May 29, 2018, a shareholder complaint was filed in the United States District Court for the District of Massachusetts against the Company and each member of its board of directors (the “Board”), captioned Emmanuel Romanko v. Analogic Corporation et al., C.A. No. 1:18-cv-11125. The complaint alleges, among other things, that the Company and each member of the Board violated federal securities laws and regulations by soliciting shareholder votes in connection with the Merger through a proxy statement that omits material facts and/or contains false and misleading statements. The complaint seeks injunctive and declaratory relief, including declaring that the defendants violated Sections 14(a) and/or 20(a) of the Securities Exchange Act of 1934, as well as Rule 14a-9 promulgated thereunder, enjoining defendants from proceeding with the Merger or rescinding it or awarding rescissory damages, to the extent already implemented, and directing the defendants to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading. The plaintiff also seeks an award of costs and attorneys’ fees. The Company believes that the plaintiff’s allegations are without merit and intends to defend against them vigorously.

Additional Information and Where to Find It

The Company filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on May 16, 2018. The Proxy Statement and form of proxy card have been mailed to the Company’s shareholders. The Proxy Statement contains important information about Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from the Company by contacting the Company’s Investor Relations department at investorrelations@analogic.com or by calling 978-326-4058.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including the direct and indirect interests of the Company’s directors and executive officers in the Merger, is contained in the Company’s Annual Report on Form 10-K for the year ended July 31, 2017, its proxy statement dated November 2, 2017 and in the Proxy Statement dated May 16, 2018, each of which is filed with the SEC. These documents can be obtained free of charge from the sources listed above.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy all of the closing conditions of the proposed Merger, including the approval of the Merger Agreement by the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Merger may disrupt the Company’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Merger; risks related to the diverting of management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger agreement or the proposed Merger; risks relating to product development and commercialization, limited demand for the Company’s products or the limited number of customers for such product; risks associated with competition; uncertainties associated with regulatory agency approvals; competitive pricing pressures; downturns in the economy; the risk of potential intellectual property litigation; acquisition related risks; and other factors discussed in the Company’s most recent quarterly and annual reports filed with the SEC. In addition, the forward-looking statements included in this filing represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.